                                                                Exhibit 99.1




                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)



         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Key3Media Group, Inc., a Delaware corporation (the "Company"), hereby certifies, to such officer's knowledge, that:



         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002                    By:        /s/ Fredric D. Rosen
                                              -------------------------------
                                            Name:    Fredric D. Rosen
                                            Title:   Chairman and
                                                     Chief Executive Officer




         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.